Fees Summary	Oct. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,615.77
Total Transaction Valuation	11,700,000.00
Total Offset Amount	0.00
Net Fee	$ 1,615.77